UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 10, 2013

Warwick Valley Telephone Company

(Exact name of registrant as specified in its charter)

New York	1-35724	14-1160510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick, New York	10990
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  845-986-8080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 10, 2013, the Audit Committee of the Board of Directors (the “Audit Committee”) of Warwick Valley Telephone Company (the “Company”), upon management’s recommendation and after consultation with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm for the years ended December 31, 2011 and 2012, determined that the Company’s Consolidated Statements of Cash Flows in the consolidated financial statements for the fiscal years ended December 31, 2011 and 2012, and the Condensed Consolidated Statements of Cash Flows for the fiscal quarters ended June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, need to be restated and should no longer be relied upon.  Similarly, WithumSmith+Brown’s reports on the consolidated financial statements for the years ended December 31, 2011 and 2012, and the effectiveness of internal control over financial reporting as of December 31, 2012, should no longer be relied upon.  Specifically, the Company previously presented distributions in excess of income from equity investments as cash flows from operating activities and the Company is now presenting these distributions as cash flows from investing activities.  This restatement had no impact on the reported net increase (decrease) in cash and cash equivalents during the applicable periods.  Likewise, this restatement had no impact on the Company’s Consolidated Statements of Operations, Statements of Comprehensive Income (Loss), Balance Sheets or Statements of Shareholders’ Equity for the applicable periods. This determination was made in connection with the preparation of the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2013.

The Company believes the following adjustments are required to correct the financial statements for the error noted above:

Preliminary and Unaudited (000s)

	2012
	Twelve Months	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Ended
	12/31	9/30	6/30	3/31

Net cash provided by operating activities, as reported	$4,127	$3,759	$1,166	$349
Adjustments	(6,710)	(4,968)	(3,363)	(1,826)
Restated net cash used in operating activities	$(2,583)	$(1,209)	$(2,197)	$(1,477)
% impact to cash flows from operating activities, as reported	-163%	-132%	-288%	-523%

Net cash used in investing activities, as reported	$(4,472)	$(3,794)	$(1,904)	$(476)
Adjustments	6,710	4,968	3,363	1,826
Restated net cash provided by investing activities	$2,238	$1,174	$1,459	$1,350
% impact to cash flows from investing activities, as reported	150%	131%	177%	384%

	2011
	Twelve Months	Nine Months	Six Months
	Ended	Ended	Ended
	12/31	9/30	6/30

Net cash provided by operating activities, as reported	$7,582	$4,611	$2,524
Adjustments	(5,702)	(3,134)	(739)
Restated net cash provided by operating activities	$1,880	$1,477	$1,785
% impact to cash flows from operating activities, as reported	-75%	-68%	-29%

Net cash used in investing activities, as reported	$(10,723)	$(9,835)	$(1,633)
Adjustments	5,702	3,134	739
Restated net cash used in investing activities	$(5,021)	$(6,701)	$(894)
% impact to cash flows from investing activities, as reported	53%	32%	45%

The Audit Committee, upon management’s recommendation,  also determined that the Company will correct the above-described error by restating its financial statements for the fiscal years ended December 31, 2011 and 2012, as well as quarterly data, in an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The Company anticipates filing the amended Form 10-K as soon as practical.

The Company believes the above-described error reflects a material weakness in its internal control over financial reporting. As a result, the Company has concluded that its disclosure controls and procedures and its internal control over financial reporting were not effective as of the end of the period covered by the Form 10-K for the year ended December 31, 2012. The Company is engaged in developing a remediation plan to address this weakness in its controls and procedures.

Accordingly, the Company cautions you that certain information contained in the impacted 2011 and 2012 Quarterly and Annual reports, specifically the Consolidated Statement of Cash Flows and the information derived therefrom, including any earnings releases or other communications relating to the Company’s financial performance during those periods, should no longer be relied upon.

Safe Harbor Statement

Certain statements contained in this Current Report on Form 8-K, including, without limitation, statements containing the words “believes,” “anticipates,” “intends,” “expects” and words of similar import, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of

1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: general economic and business conditions, both nationally and in the geographic regions in which we operate; industry capacity; our ability to continue to pay dividends at our current level; our ability to successfully integrate Alteva; goodwill and long-lived asset impairment; changes in the Orange County-Poughkeepsie Limited Partnership (“O-P”) distributions; risks associated with the exercise of our option to sell our O-P interest back to Verizon; demographic changes; management turnover; technological changes and changes in consumer demand; existing governmental regulations and changes in or our failure to comply with, governmental regulations; legislative proposals relating to the businesses in which we operate; changes to the Universal Service Fund; risks associated with our unfunded pension liability; competition; the loss of any significant ability to attract and retain highly skilled personnel and any other factors that are described under the heading “Risk Factors,” in Item 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2012.  Given these uncertainties, current and prospective investors should be cautioned regarding reliance on such forward-looking statements.  Except as required by law, we disclaim any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

Dated: May 10, 2013	By:	/s/ Brian H. Callahan
Brian H. Callahan
Executive Vice President, Chief Financial Officer and
Treasurer